Exhibit 99.1

iMedicor, Inc. Announces Addition of Dan Warner to Board of Directors

Windermere, FL / ACCESSWIRE / May 6, 2014 / iMedicor, Inc. (OTC:VMCI), a provider of portal-based, software services for the healthcare industry, announced on May 1, 2014 that the Board of Directors of iMedicor, Inc. has elected Dan Warner to the Board of Directors.

Mr. Warner has over 20 years of finance experience including as a Vice President of International Personal Banking at Citigroup and several senior positions at Crowley Maritime Corporation, an American shipping company with international operations that generate over $2Bn in annual revenue.  Mr. Warner has served as a senior executive at Crowley since 2005 and is presently the Senior Vice President of Finance and Treasurer.  His expertise includes developing strategies involving all aspects of a company’s capital structure including debt, equity and hybrid instruments. Mr. Warner brings expertise in both finance and accounting to iMedicor and is a likely candidate to serve on both the Audit Committee and Compensation Committee.

Mr. Warner earned an undergraduate degree in political science at Northwestern University and a Master of Business Administration degree from Cornell University’s Johnson Graduate School of Management.

JD Smith, Chairman of the Board of iMedicor stated, “We were fortunate to have Dan Warner agree to join the Board of Directors of iMedicor.  His broad business and executive experience as well as his expertise in finance and accounting will add significant depth and strength to iMedicor’s Board. We look forward to Dan’s active involvement with the Board and the iMedicor executive team.”  Dan Warner added, “I was very pleased to be offered a position as a director of this emerging growth healthcare software and services company.  The dynamics of the healthcare space provide iMedicor with an exceptional growth opportunity and I am excited to be a part of it.”

ABOUT IMEDICOR

iMedicor is a national provider of secure, HIPAA-compliant communications solutions for the healthcare community. iMedicor offers physicians, patients and other healthcare providers the use of a secure, HIPAA-compliant communications network that addresses current federal standards for security and interoperability as defined by Meaningful Use regulations. iMedicor also serves as a leading national Meaningful Use consultancy that assists doctors and dentists convert from paper to electronic health records (EHRs) while qualifying under Meaningful Use Federal Incentive Funding guidelines.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company's filings with the Securities and Exchange Commission. Actual results could differ materially from those anticipated in these forward-looking statements.

For more information contact: John Schneller at iMedicor, 888-810-7706, ext. 822.

SOURCE: iMedicor, Inc.